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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018 (August 8, 2018)

THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15967 (Commission File Number)	22-3725387 (IRS Employer Identification No.)

103 JFK Parkway, Short Hills, NJ (Address of principal executive offices)	07078 (Zip Code)

Registrant's telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

Merger Agreement

        The Dun & Bradstreet Corporation (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2018 (the "Original Form 8-K") to attach as Exhibit 2.1 the correct execution version of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 8, 2018, by and among the Company, Star Parent, L.P. and Star Merger Sub, Inc., which shall replace and supersede the previously filed version of the Merger Agreement, which was an incorrect version of the Merger Agreement that was inadvertently filed.

        All other Items included in the Original Form 8-K, including the description of the Merger Agreement set forth in Item 1.01, remain unchanged.

Item 9.01    Financial Statements and Exhibits.

        (d)   The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 8, 2018, by and among The Dun & Bradstreet Corporation, Star Parent, L.P. and Star Merger Sub, Inc.

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 8, 2018, by and among The Dun & Bradstreet Corporation, Star Parent, L.P. and Star Merger Sub, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation
By:	/s/ RICHARD S. MATTESSICH Vice President, Associate General Counsel and Chief Compliance Officer

DATE: September 10, 2018

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES